Boyd Watterson Limited Duration

Enhanced Income Fund

Class	I	BWDIX

(a series of Northern Lights Fund Trust III)

Supplement dated March 16, 2017
to the Statement of Additional Information dated July 29, 2016

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Effective March 13, 2017, the adviser has contractually agreed to reduce the expense limit for Class I Shares from 0.65% to 0.55%. Certain information in the SAI has been replaced as described below.

The disclosure for Class I Shares under the section entitled “Investment Adviser” on page 28 of the SAI has been replaced with the following:

Class	Expense Cap
I	0.55%

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You should read this Supplement in conjunction with the Statement of Additional Information dated July 29, 2016. This document provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-877-345-9597.

Please retain this Supplement for future reference.